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                                 SCHEDULE 13G
CUSIP NO. 05275N 10 6                                       Page 15 of 19 Pages


                                 Exhibit No. 1
                                 -------------

                             JOINT FILING AGREEMENT

          Incorporated by reference to Exhibit 1 of GECC's Schedule 13G for the Issuer filed with the Securities and Exchange Commission on February 14, 2000.